Exhibit 11.1

Consent of Independent Auditors

We consent to the use of our report dated May 12, 2020, in Amendment No. 2 to the Regulation A Offering Statement (Form 1-A No. 024-11238) of Knightscope, Inc.

/s/ Ernst & Young LLP

San Francisco, California
September 18, 2020

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